OMB APPROVAL
OMB Number: 3235-0060
Expires: March 31, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 29, 2001

Category 5 Technologies, Inc.

(Exact name of registrant as specified in its chapter)

Nevada	0-25463	88-0367792

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 South Wasatch Boulevard, Suite 370, Salt Lake City, Utah	84124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 801-424-2999

Network Investor Communications, Inc.

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

On May 29, 2001, the Company acquired ePenzio, Inc., a privately-held company located in Salt Lake City, Utah ("ePenzio"). The Company issued 9,000,000 shares of its common stock to the shareholders of ePenzio in exchange for all of the outstanding shares of common stock of ePenzio. In as much as ePenzio is the operating entity and its shareholders have control of the voting shares of the Company the transaction is accounted for as a reverse merger, or a recapitalization of ePenzio. All of ePenzio's assets, including contracts, equipment, intangibles and goodwill, as well as all of its liabilities, have become those of the Company and are recorded at their historical carrying values.

The transaction with ePenzio is the first transaction in the Company's recently adopted strategy to become a leading merchant services provider for traditional brick and mortar businesses, as well as individuals and companies wishing to engage in commerce over the Internet. In addition to its transaction with ePenzio, the Company will seek to identify opportunities to acquire companies, assets, payment-transaction platforms, and other e-business processing tools in order to provide customers with a range of commerce-enabling products and services.

Originally established in 1998, ePenzio specializes in marketing and providing credit card, debit card and electronic check processing solutions to both brick-and-mortar and Internet businesses. In the process of providing payment-processing solutions to over 20,000 businesses, ePenzio has grown from $178,000 in revenue in 1998 to approximately $20 million in 2000. ePenzio's marketing techniques and industry relationships have proven effective in marketing its payment-processing solutions nationwide.

Because there has been no active trading market for the Company's common stock, the Board of Directors of the Company relied upon internal discussions and deliberations as well as its negotiations with the principal shareholders of ePenzio to determine the number of shares of common stock issued in the transaction.

The Company was originally founded as Network Investor Services, Inc. in 1996 as a public relations firm for internet companies. In 1998 it ceased operations and began seeking new opportunities.

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements of ePenzio, Inc. as of December 31, 2000 and 1999 and for the years then ended are attached as part of this report.

(b) Pro forma financial information

2

The unaudited pro forma combined balance sheet at March 31, 2001 and statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 are attached as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Category 5 Technologies, Inc.

(Registrant)

Date: August 7, 2001

Mitchell L. Edwards

(Signature)*
Name: Mitchell L. Edwards
Title: Chief Financial Officer

*Print name and title of the signing officer under his signature.

Combined Financial Statements
December 31, 2000 and 1999

EPENZIO, INC. AND AFFILIATE
Index to Combined Financial Statements

Page

Independent auditors' report	2

Combined balance sheet	3

Combined statement of income	4

Combined statement of equity	5

Combined statement of cash flows	6

Notes to combined financial statements	7

1

  INDEPENDENT AUDITORS' REPORT

To the Shareholders of
ePenzio, Inc.

We have audited the accompanying combined balance sheets of ePenzio, Inc. and affiliate as of December 31, 2000 and 1999, and the related combined statements of income, equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of ePenzio, Inc. and affiliate as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

TANNER + CO.

Salt Lake City, Utah
April 30, 2001 except for note 9
which is dated August 7, 2001

	EPENZIO, INC. AND AFFILIATE
	Combined Balance Sheet

		December 31,
	31-Mar-01
	(Unaudited)	2000	1999
Assets

Current assets:
Cash and cash equivalents	$112,654	$61,750	$194,775
Receivables, net:
Trade	725,535	667,439	415,701
Retainages	334,166	423,116	-
Employees	2,700	13,900	-
Prepaid commissions	200,000	177,596	-

Total current assets	1,375,055	1,343,801	610,476

Property and equipment, net	160,800	171,782	101,844

Other assets:
Long-term retainages, net	205,796	118,971	-
Deposits	24,118	24,118	20,084

Total other assets	229,914	143,089	20,084

	$1,765,769	$1,658,672	$732,404

Liabilities and Equity

Current liabilities:
Accounts payable	$14,475	$98,634	$28,437
Commissions payable	-	-	79,873
Accrued expenses	64,544	80,792	93,838
Loan from shareholder	-	70,000	-

Total current liabilities	79,019	249,426	202,148

Equity:
Common stock, no par value, 1,000,000 shares
authorized, issued, and outstanding	1,114,746	1,114,746	-
Retained earnings and members' equity	572,004	294,500	530,256

Total equity	1,686,750	1,409,246	530,256

	$1,765,769	$1,658,672	$732,404

See accompanying notes to combined financial statements.			3

		EPENZIO, INC. AND AFFILIATE
		Combined Statement of Income

	Three Months Ended March 31,		Years Ended December 31,

	2001 (Unaudited)	2000 (Unaudited)	2000	1999

Revenues	$3,607,774	$4,995,981	$20,070,443	$9,900,507

Cost of revenues	1,924,053	3,153,258	11,816,333	5,882,519

Gross profit	1,683,721	1,842,723	8,254,110	4,017,988

Selling, general and administrative expenses	1,384,282	1,330,010	6,567,346	2,867,899

Income from operations	299,439	512,713	1,686,764	1,150,089

Other income (expense):
Interest income	325	4,123	11,023	4,308
Other	(1,674)	-	3,208	-

	(1,349)	4,123	14,231	4,308

Net income	$298,090	$516,836	$1,700,995	$1,154,397

Pro forma earnings per share:
Earnings as reported	$298,090	$516,836	$1,700,995	$1,154,397
Pro forma income taxes	112,000	194,000	638,000	433,000

Pro forma earnings	$186,090	$322,836	$1,062,995	$721,397

Weighted average shares	1,000,000	1,000,000	1,000,000	1,000,000

Pro forma basic and diluted earnings per share	$0.19	$0.32	$1.06	$0.72

See accompanying notes to combined financial statements.				4

		EPENZIO, INC. AND AFFILIATE
		Combined Statement of Equity

	Years Ended December 31, 2000 and 1999

			Retained Earnings and Members' Equity
	Common Stock

	Shares	Amount		Total

Balance, January 1, 1999	-	$ -	$(712)	$(712)

Contributions	-	-	4,500	4,500

Distributions	-	-	(627,929)	(627,929)

Net income	-	-	1,154,397	1,154,397

Balance, December 31, 1999	-	-	530,256	530,256

Incorporation of ePenzio, Inc.	1,000,000	1,114,746	(1,114,746)	-

Distributions	-	-	(822,005)	(822,005)

Net income	-	-	1,700,995	1,700,995

Balance, December 31, 2000	1,000,000	1,114,746	294,500	1,409,246

Distributions (unaudited)	-	-	(20,586)	(20,586)

Net income (unaudited)	-	-	298,090	298,090

Balance, March 31, 2001 (unaudited)	1,000,000	$1,114,746	$572,004	$1,686,750

See accompanying notes to combined financial statements.				5

		EPENZIO, INC. AND AFFILIATE
		Combined Statement of Cash Flows

	Three Months Ended March 31,		Years Ended December 31,

	2001	2000
	(Unaudited)	(Unaudited)	2000	1999

Cash flows from operating activities:
Net income	$298,090	$516,836	$1,700,995	$1,154,397
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	21,009	13,282	63,887	34,913
(Increase) decrease in:
Accounts receivable	(58,096)	(207,675)	(251,738)	(415,701)
Retainages receivable	2,125	-	(542,087)	-
Employee receivables	11,200	-	(13,900)	-
Prepaid commissions	(22,404)	-	(177,596)	-
Deposits	-	-	(4,034)	(20,084)
(Decrease) increase in:
Accounts payable	(84,159)	23,135	70,197	17,577
Commissions payable	-	220,476	(79,873)	79,873
Accrued expenses	(16,248)	3,920	(13,046)	93,838

Net cash provided by
operating activities	151,517	569,974	752,805	944,813

Cash flows from investing activities -
purchases of property and equipment	(10,027)	(40,692)	(133,825)	(132,625)

Cash flows from financing activities:
Proceeds (payments) from (to) shareholder loan	(70,000)	-	70,000	-
Contributions received	-	-	-	4,500
Distributions paid	(20,856)	(143,564)	(822,005)	(627,929)

Net cash used in
financing activities	(90,586)	(143,564)	(752,005)	(623,429)

Net (decrease) increase in cash and cash equivalents	50,904	385,718	(133,025)	188,759

Cash and cash equivalents, beginning of period	61,750	194,775	194,775	6,016

Cash and cash equivalents, end of period	$112,654	$580,493	$61,750	$194,775

See accompanying notes to combined financial statements.				6

EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements

December 31, 2000 and 1999

1.	Summary of Significant Accounting Policies

Organization and Presentation
In 1998 Executive Credit Services, L.C. (ECS) was organized as a limited liability company pursuant to the Limited Liability Act within the State of Utah. Effective May 17, 2000, the members of ECS formed ePenzio, Inc. pursuant to subchapter S of the Internal Revenue Code and transferred all assets and liabilities from ECS to ePenzio, Inc. Ownership percentages were unchanged and the income tax basis in ECS's assets and liabilities carried over to ePenzio, Inc.

The financial statements presented herein reflect the combined financial position of ECS and ePenzio, Inc. as of December 31, 2000. The operations reflect the operations of ECS from January 1, 1999 to May 17, 2000 and the operations of ePenzio, Inc. from May 17, 2000 to December 31, 2000. All intercompany transactions and balances have been eliminated in the combination.

Business Activity
The Company's primary business activity involves the marketing of electronic card processing systems and other related products and services throughout the United States. Marketing efforts are assisted through the use of third parties such as seminar companies, internet service providers, and web hostings which provide merchant leads. Merchants who purchase these products and services either pay cash or enter into financing contracts with the Company. These contracts regularly are sold to financing companies in the ordinary course of business.

Cash and Cash Equivalents
The Company considers all short-term instruments with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk
The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

7

EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements
Continued

1.	Summary of Significant Accounting Policies Continued

Concentration of Credit Risk - Continued
Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade and retainage receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which when realized have been within the range of management's expectations.

The Company transacts a substantial amount of its business with one particular financing company. During the year ended December 31, 2000, approximately 88 percent of the Company's financing contracts were sold to this financing company.

Depreciation and Amortization
Depreciation and amortization of property and equipment is computed using the straight line and accelerated methods based on the following estimated useful lives:

Years

Furniture and fixtures Software Machinery and equipment Leasehold improvements	7 3 5-7 7

Revenue Recognition
Revenues from the sales of electronic card processing systems are recognized when the service is complete and when (1) the cash is received from the customer, or (2) when the Company has received notice that the financing company, which assumes the risk of the financing contract, has approved the purchase of the contract.

Revenues from commissions received from third party service providers are recognized when earned.

8
EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements
Continued

1.	Summary of Significant Accounting Policies Continued

Income Taxes
ECS was organized as a limited liability company. ePenzio, Inc., with the consent of its shareholders, elected under the Internal Revenue Code to be an S corporation. In lieu of company income taxes, the members and shareholders of ECS and ePenzio, Inc. are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

Earnings Per Share
Earnings per share are calculated on the number of shares issued and outstanding of ePenzio, Inc. ECS and ePenzio, Inc. have identical ownership with identical ownership percentages. The proforma earnings calculation reflects an estimate for taxes as if the Company was a C-Corporation.

Reclassifications
Certain reclassifications have been made to the December 31, 1999 financial statements to conform to the December 31, 2000 financial statement presentation.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Fair Value of Financial Instruments
The Company's financial instruments consist of cash, receivables, payables, and loan from shareholder. The carrying amount of cash and payables approximates fair value due to the short-term nature of these items. The loan from shareholder also approximates fair value based on evaluations of market interest rates and the short-term nature of the payable.

In the normal course of business the Company sells its receivables to financing companies. The Company records its receivables net of financing costs incurred in the transaction. The receivables are reduced to the net realizable amount at the time the financing company approves the purchase.

9

EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements
Continued

1.	Summary of Significant Accounting Policies Continued	Unaudited Information
In the opinion of management, the accompanying unaudited financial statements for the three months ended March 31, 2001 and 2000 contain all adjustments (consisting only of normal recurring items) necessary to present fairly the balance sheet, results of operations and cash flows for the three month periods ended March 31, 2001 and 2000. Results for the interim periods do not necessarily indicate results which may be expected for any other interim or annual period.

2.	Receivables	Trade Receivable
Trade receivables consist of financing contracts that were approved by the financing company and the bank, but not funded at year end. Trade accounts receivable consist of the following at December 31, 2000 and 1999:

	2000	1999

Trade accounts receivable	$693,439	$415,701
Allowance for doubtful accounts	(26,000)	-

	$667,439	$415,701

	10
EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements
Continued

2.	Receivables Continued	Retainage Receivables
During 2000, the financing companies that fund the majority of the Company's financing contracts began retaining portions of the funded amounts as reserves in the event of default. These reserves are to be released to the Company as merchants make monthly payments. The amounts to be released are determined periodically by the companies in accordance with the terms of the receivables purchase agreements. Retainage receivables consist of the following at December 31, 2000:

Retainage receivables - current	$435,116
Allowance for doubtful accounts	(12,000)

423,116

Retainage receivables - long-term	$190,971
Allowance for doubtful accounts	(72,000)

$118,971

3.	Property and Equipment	Property and equipment are stated at cost and are summarized by major classifications as follows:

	2000	1999

Furniture and fixtures	$63,635	$33,544
Software	43,186	-
Machinery and equipment	145,287	94,198
Leasehold improvements	19,507	10,048

	271,615	137,790

Less accumulated depreciation
and amortization	(99,833)	(35,946)

	$171,782	$101,844

Depreciation expense for the years ended December 31, 2000 and 1999 was $63,887 and $34,913, respectively.

4.	Loan from Shareholder	During 2000, one of the Company's shareholders made a $70,000 advance to the Company at 9% interest, payable on demand. The advance was repaid on January 17, 2001.

5.	Supplemental Disclosure of Cash Flow Information

Interest paid during the years ended December 31, 2000 and 1999 was $113 and $1,058, respectively.

Non-cash investing and financing activities:

Effective May 17, 2000 ePenzio, Inc. was formed and all the assets and liabilties of ECS were distributed to its members and contributed to ePenzio, Inc. for 1,000,000 shares of common stock of ePenzio, Inc.

11

EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements
Continued

6.	Commitments and Contingencies

The Company leases its office space from an unrelated party under a non-cancelable sublease agreement. The lease is thirty-six months commencing on October 1, 1999 and terminating on September 30, 2002, and requires monthly lease payments ranging from $9,017 to $19,600 over the lease term.

Future minimum lease payments for the office space subsequent to December 31, 2000 are as follows:

Year	Amount

2001	$222,570
2002	176,400

Total	$398,970

Rent expense for the years ended December 31, 2000 and 1999 was $173,740 and $55,077, respectively.

The Company subleased a portion of its office space to an unrelated party during 2000 on a month-to-month basis. Sublease income for the year ended December 31, 2000 was $11,782.

12

EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements
Continued

6.	Commitments and Contingencies Continued

Gain Contingencies
During 2000, the Company filed collection actions against two of its marketing agents in the amounts of $160,000 and $70,000, respectively. It is premature to forecast the probability of success; however, any amounts ultimately collected as a result of the claims will be credited to income in the year received.

Sub-agent Marketing Agreement
In 1998, the Company entered into a sub-agent marketing agreement (the agreement) with a company engaged in the business of selling Point of Sales terminals and software which offers processing of credit cards, debit cards, check guarantee services, and other related services. The agreement provides that the Company exclusively market to sub-agent's electronic card processing systems, ATM/Debit, Check Guarantee, Check by Phone, and Direct Check services to merchants. The Company may not promote the products or services of any other company which competes with the products and services of the sub-agent. The agreement was effective for a two year period beginning September 3, 1998 and ending September 3, 2000.

Effective May 19, 2000, the sub-agent marketing agreement between the sub-agent and the Company was amended to extend the term of the agreement from May 19, 2000 to December 31, 2000. The agreement also amends the exclusivity provisions to (1) exclude, effective May 19, 2000, all business the Company receives from an independent individual or any of his affiliated companies, and (2) exclude, effective December 1, 2000, twenty-five percent of the Company's business, not including the independent individual's business.

7.	Employee Benefit Plan	The Company offers an employee benefit plan under Section 401(k) of the Internal Revenue Code. All full-time employees who have attained the age of 21 and have completed twelve months and 1,000 hours of service with the Company are eligible to participate. The Company matches a percentage of the employee's contributions, which is determined each year at the discretion of management. In addition, the Company may contribute an annual amount at the discretion of management. Vesting in these contributions is over a period of one to four years. The expense related to the plan for the years ended December 31, 2000 and 1999 was $20,000 and $59,843, respectively.

13

EPENZIO, INC. AND AFFILIATE
Notes to Combined Financial Statements
Continued

8.	Recent Accounting Pronounce- ments

SFAS No. 133, Accounting for Derivative Instruments and Hedging issued in June 1998 and amended by SFAS No. 138, issued in June 2000. The requirements of SFAS No. 133, as amended, will be effective for the Company in the first quarter of the fiscal year beginning January 1, 2001. The standard establishes accounting and reporting standards for derivative instruments embedded in other contracts and for hedging activities. Under the standard, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company has determined SFAS 133 to have no impact on the Company's financial position and results of operations because the Company has no derivative activity.

SFAS No, 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in September 2000. SFAS No. 140 is a replacement of SFAS No 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Most of the Provisions of SFAS No. 125 were carried forward to SFAS No. 140 without reconsideration by the Financial Accounting Standard Board (FASB), and some were changed only in minor ways. In issuing SFAS No. 140, the FASB included issues and decisions that had been addressed and determined since the original publication of SFAS No. 125. SFAS No. 140 is effective for transfers after March 31, 2001. Management does not expect the adoption of SFAS No. 140 to have a significant impact on the financial position or results of operations of the Company.

9.	Subsequent Events

On May 29, 2001, the Company exchanged all of its outstanding common stock for 9,000,000 shares of common stock of a publicly-held company. All of the Company's assets and liabilities became those of the public entity.

The Company has entered into receivables purchase agreements with three other financing companies that comprise approximately 70 percent of total financing contract sales as of April 30, 2001.

In 2001, the Company began utilizing the services of a corporation owned by the Company's shareholders to service and collect on financing contracts rejected by financing companies. As of April 30, 2001, approximately 16 percent of all contracts submitted for funding had been turned over to this corporation for collection.

14

Category 5 Technologies, Inc.
Pro Forma Combined Financial Statements
(Unaudited)

The following unaudited pro forma combined balance sheet at March 31, 2001 and statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 are presented as though the entities had been together since January 1, 2000 and aggregate the unaudited balance sheet and statement of operations at March 31, 2001 of Category 5 Technologies, Inc. (formerly Network Investor Communications, Inc.) (CTI) as of March 31, 2001 and the unaudited balance sheet and statement of operation of ePenzio, Inc. and affiliate (ePenzio) as of March 31, 2001, giving effect to a transaction which was completed on May 29, 2001, wherein CTI acquired ePenzio (the "Acquisition"). The business combination is treated as a reverse merger or a recapitalization of ePenzio with CTI issuing common stock in exchange for all of the issued and outstanding shares of ePenzio. The following pro forma balance sheet and statements of operations used management assumptions as described in the notes and the historical financial information available at March 31, 2001.

The pro forma combined financial statements are not necessarily indicative of the combined balance sheet and statements of operations which might have existed for the period indicated or the results of operations as they may be now or in the future.

Category 5 Technologies
Pro Forma Balance Sheet
March 31, 2001

				Pro forma
	CTI	ePenzio		Adj.	Combined

ASSETS
Current Assets
Cash and Equivalents	-	112,654			112,654
Receivables, net	-	1,062,401			1,062,401
Prepaid Commission	-	200,000			200,000

Total Current Assets	-	1,375,055			1,375,055

Property and Equipment, net	-	160,800			160,800

Other Assets
Long-term Retainage	-	205,796			205,796
Deposits	-	24,118			24,118

Total Other Assets	-	229,914			229,914

TOTAL ASSETS	-	1,765,769			1,765,769

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	7,194	14,475			21,669
Accrued Expenses	8,500	64,544			73,044

Total Current Liabilities	15,694	79,019			94,713

Stockholders' Equity
Common Stock	1,500	1,114,746	B	(1,104,746)	11,500
APIC	322,567	-	B	765,985	1,088,552
Retained Earnings	(339,761)	572,004	B	338,761	571,004

Total Equity	(15,694)	1,686,750			1,671,056

TOTAL LIABILITIES & EQUITY	-	1,765,769			1,765,769

Category 5 Technologies
Pro Forma Income Statement
Three months ended March 31, 2001

				Pro forma
	CTI	ePenzio		Adj.	Combined

Revenues	-	3,607,774			3,607,774

Cost of Revenues	-	1,924,053			1,924,053

Gross Profit	-	1,683,721			1,683,721

Selling, General and Administrative Expenses	1,000	1,384,282			1,385,282

Income from Operations	(1,000)	299,439			298,439

Other Income/Expense
Interest income	-	325			325
Interest expense	-	(1,674)			(1,674)

Total Other Income/ Expense	-	(1,349)			(1,349)

Net Income before taxes	(1,000)	298,090			297,090

Income Tax Expense	-	-	A	111,000	111,000

Net Income	(1,000)	298,090		111,000	186,090

Category 5 Technologies
Pro Forma Consolidated Income Statement
Year Ended December 31, 2000

	CTI	ePz	Proforma	Combined
	Dec 31, 00	Dec 31, 00	Adj	Dec 31, 00

Revenues	40,984	20,070,443		20,111,427

Cost of Revenues	-	11,816,333		11,816,333

Gross Profit	40,984	8,254,110		8,295,094

Selling, general and administrative expenses	81,119	6,567,346		6,648,465

Income from operations	(40,135)	1,686,764		1,646,629

Other income/expense
Interest income	-	11,023		11,023
Interest expense	(8,942)	-		(8,942)
Other	-	3,208		3,208

Total other income/expense	(8,942)	14,231		5,289

Net income before income tax expense	(49,077)	1,700,995		1,651,918

Income Tax Exp	-	-	638,000	638,000

Net Income	(49,077)	1,700,995	638,000	1,013,918

Notes to the Unaudited Pro Forma Combined Financial Statements

Category 5 Technologies, Inc. (CTI) has entered into an agreement with ePenzio, Inc. (ePenzio) wherein CTI will issue 9,000,000 shares of common stock to the shareholders of ePenzio in exchange for 1,000,000 shares of ePenzio stock. In as much as ePenzio is the operating entity and its shareholders have control of the voting shares of the Company, the transaction is accounted for as a reverse merger, or a recapitalization of ePenzio.

The adjustments to the unaudited pro forma financial statements assume the acquisition occurred on the first day of each period presented and are as follows:

A Adjustment to accrue pro forma income tax expense at corporate rates.

B Adjustments to reflect the recapitalization due to the reverse merger transaction.